UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         August 29, 2005
                                                --------------------------------


                           Molecular Diagnostics, Inc.
               (Exact name of registrant as specified in charter)

         Delaware                     0-935                      36-4296006
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


414 North Orleans Street, Suite 502, Chicago, Illinois                  60610
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       (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code         (312) 222-9550
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)




      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On August 29, 2005, Denis M. O'Donnell, M.D. resigned as President and Chief Executive Officer and as a director of the Company, which resignation was accepted by the Board of Directors of the Company on August 29, 2005.

      On August 29, 2005, following Dr. O'Donnell's resignation, the Board of Directors appointed Dr. David Weissberg, 51, as Chief Executive Officer and as a Director of the Company.

      Over the past decade, Dr. Weissberg has been a founder, founding member or President of three different physician practice businesses: Huntington Medical Group, Long Island Physician Holdings (LIPH), and MDNY, a physician owned HMO on Long Island. Dr. Weissberg served as President of Huntington Medical Group 1994-1995. He served as President and CEO of LIPH, and served on the developmental and managerial Boards that ran the MDNY from 1994-2002.

      Dr. Weissberg has invested $569,000 in convertible notes and owns 6,619,311 in common stock in the Company.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Molecular Diagnostics, Inc.



Dated: September 2, 2005                   By:/s/ David Weissberg, M.D.
                                              --------------------------------
                                           David Weissberg, M.D.
                                           Chief Executive Officer